EXHIBIT 10.32

                                                                 EXECUTION COPY

      AGREEMENT AND PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION

     AGREEMENT AND PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION (this "Agreement") made as of this 26th day of May, 1995 among IMC Global Operations Inc., a Delaware corporation ("Operations"), IMC-Agrico GP Company, a Delaware corporation ("IMC GPCo") and IMC-Agrico MP, Inc., a Delaware corporation ("MPCo"). Capitalized terms used in this Agreement, and not otherwise defined herein, shall have the meaning given to such terms in the Schedule of Definitions constituting Exhibit A to the Amended and Restated Partnership Agreement dated as of July 1, 1993, and further amended and restated as of May 26, 1995 among IMC GPCo, Agrico, Limited Partnership, a Delaware limited partnership (the "FRP Partner") and MPCo (the "Partnership Agreement").

                         W I T N E S S E T H:

     WHEREAS, Operations owns 500 shares of the common stock of IMC GPCo and MPCo owns 100 shares of the preferred stock of IMC GPCo, which shares constitute all of the issued and outstanding shares of capital stock of IMC GPCo;

     WHEREAS, the parties hereto wish to approve, authorize and consent to (i) the voluntary complete liquidation and dissolution of IMC GPCo, in accordance with the General Corporation Law of the State of Delaware ("Delaware Law"), (ii) the admission of Operations as a Partner in the Partnership in accordance with the terms of the Partnership Agreements,
(iii) the assumption by Operations (a) as of the date hereof, of 80% of all obligations of IMC GPCo incurred by IMC GPCo (x) as a General Partner of the Partnership and (y) pursuant to the terms of the Partnership Agreement and (b) upon completion of such liquidation and dissolution, of all remaining obligations of IMC GPCO, (iv) the transfer to Operations of the assets, properties, rights and interests of IMC GPCo, including, but not limited to, its Current Interest and Capital Interest in IMC-Agrico Company, a Delaware general partnership ("IMC-Agrico"), cash, trademarks, tradenames, service marks, copyrights, patents, indemnification rights, accounts receivable and its 50% common stock interest in MPCo, after all debts, obligations and liabilities, including but not limited to taxes, license fees and franchise fees, are satisfied and (v) the repurchase by IMC GPCo of the preferred stock owned by MPCo at its liquidation value; and

     WHEREAS, the parties hereto wish to accomplish the above described complete liquidation and dissolution of IMC GPCO in two phases as provided in this Agreement.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. The parties hereto hereby approve, authorize and consent to the voluntary complete liquidation and dissolution of IMC GPCo, such liquidation and dissolution to be effected in accordance with the plan of liquidation set forth in this Agreement.

     2. Effective as of May 26, 1995, (i) 80% of all obligations of IMC GPCo incurred by IMC GPCo (x) as a General Partner of the Partnership and (y) pursuant to the terms of the Partnership Agreement, shall be assumed by Operations and (ii) (A) 100% of IMC GPCo's 50% common stock interest in MPCo and (B) 80% of all of the other assets, properties, rights and interests of IMC GPCo (items (A) and (B) above collectively being the "Interests"), including, but not limited to, its Current Interest and Capital Interest in IMC-Agrico, cash, trademarks, tradenames, service marks, copyrights, patents, indemnification rights and accounts receivable, shall be transferred, assigned, conveyed and distributed to Operations, as IMC GPCo's sole shareholder in cancellation of 80% of IMC GPCo's issued and outstanding shares of common stock (the "Initial IMC GPCo Liquidating Distribution").

     3. In connection with the transactions described herein, and effective as of May 26, 1995, the one hundred (100) shares of Preferred Stock, par value $.01 per share of IMC GPCo (the "Preferred Stock"), owned by MPCo shall be repurchased by IMC GPCo at the liquidation value per share of $500.00.

     4. After, to the extent practicable, identifying and satisfying the remaining debts, obligations and liabilities, including but not limited to taxes, license fees and franchise fees of IMC GPCo, and winding up of the business affairs of IMC GPCo, the remaining 20% of the Interests, and any other remaining obligations, assets, properties, rights and interests of IMC GPCo, shall be transferred, assigned, conveyed and distributed to, and assumed by, Operations, as IMC GPCo's sole shareholder, to complete the cancellation of IMC GPCo's issued and outstanding capital stock, and IMC GPCo shall be dissolved in accordance with Delaware Law. Such liquidation and dissolution of IMC GPCo (the "Final IMC GPCo Liquidating Distribution") shall be completed in accordance with the following time schedule:

      (A)if (x) Freeport-McMoRan Inc., a Delaware corporation ("FTX") and Freeport-McMoRan Resource Partners Limited Partnership, a Delaware limited partnership ("FRP"), elect by written notice to the Partners and the Partnership, after November 30, 1995 and on or prior to June 4, 1996, to cause the merger, liquidation or dissolution of the FRP Partner (or the transfer by the FRP Partner of its Partnership Interests to FRP or an affiliate of FRP) as contemplated by the Amendment, Waiver and Consent Agreement, and (y) such merger, liquidation or dissolution of the FRP Partner (or such transfer of its Partnership Interests) is completed not earlier than June 5, 1996 and not later than June 15, 1996, the Final IMC GPCo Liquidating Distribution shall be undertaken promptly after June 22, 1997;

      (B)if (x) FTX and FRP elect by written notice to the Partners and the Partnership, after November 30, 1995 and on or prior to June 4, 1996, to cause the merger, liquidation or dissolution of the FRP Partner (or the transfer by the FRP Partner of its Partnership Interests to FRP or an affiliate of FRP) as contemplated by the Amendment, Waiver and Consent Agreement, but (y) such merger, liquidation or dissolution of the FRP Partner (or such transfer of its Partnership Interests) is not completed by June 15, 1996, the Final IMC GPCo Liquidating Distribution shall be undertaken after June 15, 1996 and shall be completed no later than June 30, 1996; and

      (C)if FTX and FRP do not elect, after November 30, 1995 and on or prior to June 4, 1996, to cause the merger, liquidation or dissolution of the FRP Partner (or the transfer by the FRP Partner of its Partnership Interests to FRP or an affiliate of FRP) as contemplated by the Amendment, Waiver and Consent Agreement, the Final IMC GPCo Liquidating Distribution shall be undertaken after June 4, 1996 and shall be completed by June 30, 1996.

     5. The parties hereto hereby authorize and direct the proper officers of IMC GPCo and Operations to take all such further actions as they shall deem necessary or appropriate to effect the dissolution of IMC GPCo and to wind up and liquidate its business and affairs or otherwise to implement this Agreement, including, without limitation,
(i) the execution and delivery of the Amendment, Waiver and Consent Agreement substantially in the form of Exhibit A hereto, except for such changes, additions and deletions as to any or all of the terms and provisions thereof as the officer executing the same may approve and
(ii) promptly upon completion of the Final IMC GPCo Liquidating Distribution, the preparation, execution and filing of a certificate of dissolution with the Secretary of State of the State of Delaware.

     6. This Agreement constitutes a Plan of Complete Liquidation and Dissolution for the purposes of Section 332 and 337 of the Internal Revenue Code of 1986, as amended.

     7. Anything to the contrary contained herein notwithstanding, all distributions in respect of this Agreement shall be completed within three years from the close of the taxable year of IMC GPCo in which the first such distribution is made.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

                                   IMC GLOBAL OPERATIONS INC.


                                   By  PETER HONG
                                        --------------------------
                                     Its:  Vice President


                                   IMC-AGRICO GP COMPANY


                                   By  ROBERT C. BRAUNEKER
                                       ---------------------------
                                     Its:  Vice President


                                   IMC-AGRICO MP, INC.


                                   By  ROBERT C. BRAUNEKER
                                       ---------------------------
                                     Its:  Vice President